Exhibit 99.1

412 Mt Kemble Avenue Suite 110C Morristown, NJ 07960 +1-973-461-5200 www.majesco.com

PRESS RELEASE

Majesco Reports Growing Momentum of Cloud Subscription
Revenue and Continued Sales Growth for Second Quarter Fiscal 2020

Cloud Subscription Revenue of $5.1m up 21% year-over-year

Second quarter total revenue of $34.1m

Cloud based solutions drive strong new sales with 12-mos. backlog now over $100m

Launched Version 11 of P&C Core Suite and L&A and Group Core Suite

Majesco Cloud Solutions now available in the Microsoft Azure Marketplace

Morristown, NJ – November 5, 2019 – Majesco (NASDAQ: MJCO), a global provider of cloud insurance platform software, today announced solid financial results for the fiscal 2020 second quarter that ended September 30, 2019.

“Our second quarter financial results reflect the continuing momentum of our cloud subscription product focus,” said Adam Elster, Majesco’s CEO.  “The number of cloud customers continue to increase with accelerating project go-lives, as our customers are benefitting from dramatically reduced project implementation timelines. These trends clearly demonstrate Majesco’s ability to rapidly deliver time-to-value to our customers while providing a modern platform for insurers to innovate new products and business models. This is the foundation of our long-term growth as we acquire, adopt and expand customers.”

“Majesco is aggressively investing and delivering on our vision to help insurers, reinsurers, InsurTechs and MGAs build the future of their businesses – at speed and scale. The new version 11 of our P&C and L&A and Group Core Suites will help our customers and the industry meet the demands and expectations of tomorrow, today,” commented Manish Shah, President and Chief Product Officer at Majesco. “We are in a unique position working with all segments of the industry across all lines of business; allowing us to clearly drive a customer-centric view and leverage ideas and innovations across our solutions, delivered on a mature cloud environment with Majesco CloudInsurer™.

“Finally, as we continue to expand our partnership business, we are very excited that Majesco Cloud solutions are now available in the Microsoft Azure Marketplace. Our products were created to leverage Microsoft Azure’s cloud capabilities, offering a global infrastructure spanning more than 100 highly-secure facilities worldwide.”

412 Mt Kemble Avenue Suite 110C Morristown, NJ 07960 +1-973-461-5200 www.majesco.com

Key Revenue Drivers

●	Revenue from cloud-based customers was $13.1 million (38.5% of total revenue) for the quarter ended September 30, 2019.
●	Total number of cloud customers is now 61, up 5% over the past three months, 13% year to date and 49% year-over-year.
●	Total recurring revenue was 37.7% of total revenue for the quarter ended September 30, 2019.
●	Majesco’s 12-month order backlog as of September 30, 2019 was $100.4 million.
●	Added 3 new cloud customers organically for the quarter ended September 30, 2019.

Second Quarter 2020 Financial Results

●	Revenue was $34.1 million, compared to $34.3 million for the same period last fiscal year.
●	Gross profit was $15.7 million (46.1% of revenue), compared to $17.3 million for the same period last fiscal year.
●	Research and development (R&D) expenses were $4.5 million (13.1% of revenue), compared to $4.7 million for the same period last fiscal year.
●	Selling, general and administrative (SG&A) expenses were $9.9 million (29.0% of revenue), compared to $9.9 million for the same period last fiscal year.
●	Adjusted EBITDA was $3.1 million (9.2% of revenue), compared to $4.3 million for the same period last fiscal year.
●	Net income was $0.9 million, or $0.02 per basic and diluted share.

EBITDA and Adjusted EBITDA are non-GAAP measures. Reconciliation tables of EBITDA and Adjusted EBITDA as used in this press release to GAAP are included in the financial section of this press release.

2020 Financial Results for the Six Months ended September 30, 2019

●	Revenue was $71.4 million, compared to $68.3 million for the same period last fiscal year.
●	Gross profit was $35.6 million (49.8% of revenue), compared to $33.2 million for the same period last fiscal year.
●	Research and development (R&D) expenses were $9.9 million (13.9% of revenue), compared to $9.5 million for the same period last fiscal year.
●	Selling, general and administrative (SG&A) expenses were $21.7 million (30.4% of revenue), compared to $19.2 million for the same period last fiscal year.
●	Adjusted EBITDA was $7.9 million (11.0% of revenue), compared to $7.8 million for the same period last fiscal year.
●	Net income was $2.2 million, or $0.05 per basic and diluted share.

EBITDA and Adjusted EBITDA are non-GAAP measures. Reconciliation tables of EBITDA and Adjusted EBITDA as used in this press release to GAAP are included in the financial section of this press release.

412 Mt Kemble Avenue Suite 110C Morristown, NJ 07960 +1-973-461-5200 www.majesco.com

Balance Sheet Highlights

●	Majesco had no debt and cash equivalents (including short term investments) of $34.9 million at September 30, 2019, compared to net cash of $3.6 million for the same period last fiscal year.
●	Adoption of ASC 842 Leases, effective April 1, 2019 resulted in the reporting on our balance sheet a right of use asset valued at $4.6 million offset by total reported lease liability of $4.6 million as of September 30, 2019

Conference Call and Webcast Information

Majesco management will conduct a live teleconference to discuss Majesco’s fiscal 2020 second quarter at 5:00 pm. ET on Tuesday, November 5, 2019. Anyone interested in participating should call 855-327-6837 if calling from the U.S., or 631-891-4304 if dialing internationally. A replay will be available until November 19, 2019, which can be accessed by dialing 844-512-2921 within the U.S. and 412-317-6671 if dialing internationally. Please use passcode: 10007926 to access the replay. In addition, the call will be webcast and will be available on the Company’s website at www.majesco.com or by clicking here.

Use of Non-GAAP Financial Measures

In evaluating our business, we consider and use EBITDA as a supplemental measure of operating performance. We define EBITDA as earnings before interest, taxes, depreciation and amortization. We present EBITDA because we believe it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance. We define Adjusted EBITDA as EBITDA before stock-based compensation and reversal of accrual for contingent consideration liability.

The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as an analytical tool, and when assessing Majesco’s operating performance, investors should not consider EBITDA or Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, EBITDA and Adjusted EBITDA do not reflect our actual cash expenditures. Other companies may calculate similar measures differently than Majesco, limiting their usefulness as comparative tools. We compensate for these limitations by relying on U.S. GAAP results and using EBITDA and Adjusted EBITDA only as supplemental.

About Majesco

Majesco (NASDAQ: MJCO) provides technology, expertise, and leadership that helps insurers modernize, innovate and connect to build the future of their business – and the future of insurance – at speed and scale. Our platforms connect people and businesses to insurance in ways that are innovative, hyper-relevant, compelling and personal.  Over 200 insurance companies worldwide in P&C, L&A and Group Benefits are transforming their businesses by modernizing, optimizing or creating new business models with Majesco. Our market-leading solutions include CloudInsurer® P&C Core Suite (Policy, Billing, Claims); CloudInsurer® L&A and Group Core Suite (Policy, Billing, Claims); Digital1st Insurance™ with Digital1st eConnect™, Digital1st EcoExchange™ and Digital1st Platform™ – a cloud-native, microservices and open API platform; Distribution Management, Data and Analytics and an Enterprise Data Warehouse. For more details on Majesco, please visit www.majesco.com.

412 Mt Kemble Avenue Suite 110C Morristown, NJ 07960 +1-973-461-5200 www.majesco.com

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbour” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission (SEC) and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this press release include, but are not limited to: integration risks; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; technology development risks; intellectual property rights risks; competition risks; additional scrutiny and increased expenses as a result of being a public company; the financial condition, financing requirements, prospects and cash flow of Majesco; loss of strategic relationships; changes in laws or regulations affecting the insurance industry in particular; restrictions on immigration; the ability and cost of retaining and recruiting key personnel; the ability to attract new clients and retain them and the risk of loss of large customers; continued compliance with evolving laws; customer data and cybersecurity risk; and Majesco’s ability to raise capital to fund future growth.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Majesco Contacts:

Media Contact

Glenn Westlake
VP, Strategic Marketing

(920) 410-0246

Glenn.westlake@majesco.com

Investor Contact

SM Berger & Co

Andrew Berger

+216 464 6400

andrew@smberger.com

412 Mt Kemble Avenue Suite 110C Morristown, NJ 07960 +1-973-461-5200 www.majesco.com

Majesco and Subsidiaries

Consolidated Statements of Operations (Unaudited)
(All amounts are in thousands of US Dollars except per share data and as stated otherwise)

	Three Months ended September 30, 2019	Three Months ended September 30, 2018	Six Months ended September 30, 2019	Six Months ended September 30, 2018
Revenue	$34,055	$34,322	$71,359	$68,297
Cost of revenue	18,372	17,008	35,806	35,053
Gross profit	$15,683	$17,314	$35,553	$33,244
Operating expenses
Research and development expenses	$4,457	$4,683	$9,927	$9,532
Selling, general and administrative expenses	9,876	9,869	21,702	19,174
Total operating expenses	$14,333	$14,552	$31,629	$28,706
Income from operations	$1,350	$2,762	$3,924	$4,538
Interest income	161	19	350	25
Interest expense	(102)	(104)	(191)	(228)
Other income (expenses), net	451	430	440	611
Gain on reversal of accrued contingent liability	—	835	—	835
Income before provision for income taxes	$1,860	$3,942	$4,523	$5,781
Provision for income taxes	952	1,265	2,333	2,060
Net Income	$908	$2,677	$2,190	$3,721
Earnings per share:
Basic	$0.02	$0.07	$0.05	$0.10
Diluted	$0.02	$0.07	$0.05	$0.10
Weighted average number of common shares outstanding
Basic	42,962,524	36,634,019	42,937,888	36,617,505
Diluted	44,854,157	38,664,803	44,836,758	38,936,340

412 Mt Kemble Avenue Suite 110C Morristown, NJ 07960 +1-973-461-5200 www.majesco.com

Majesco and Subsidiaries

Consolidated Balance Sheets

(All amounts are in thousands of U.S. Dollars except per share data and as stated otherwise)

	September 30,
	2019 (Unaudited)	March 31, 2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$19,691	$11,329
Short term investments	15,244	28,108
Restricted cash	42	43
Accounts receivable, net	22,842	17,366
Unbilled accounts receivable	14,805	17,916
Prepaid expenses and other current assets	14,065	15,598
Total current assets	86,689	90,360
Property and equipment, net	2,569	3,026
Right-of-use asset, net	4,615	—
Intangible assets, net	11,124	12,969
Deferred income tax assets	6,680	7,816
Unbilled accounts receivable, net of current portion	2,767	543
Other assets	186	489
Goodwill	34,090	34,145
Total Assets	$148,720	$149,348
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Loan from bank-receivable financing and vehicle loan	$55	$442
Lease liability	2,339	—
Accounts payable	1,506	2,327
Accrued expenses and other current liabilities	26,305	34,871
Deferred revenue	12,457	10,988
Total current liabilities	42,662	48,628
Vehicle loan	65	109
Lease liability, net of current portion	2,302	—
Consideration payable for Exaxe acquisition	3,009	2,951
Other liabilities	1,289	1,089
Total Liabilities	49,327	52,777
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.002 per share – 50,000,000 shares authorized as of September 30, 2019 and March 31, 2019, no shares issued and outstanding as of September 30, 2019 and March 31, 2019	—	—
Common stock, par value $0.002 per share – 450,000,000 shares authorized as of September 30, 2019 and March 31, 2019; 43,000,968 shares issued and outstanding as of September 30, 2019 and 42,846,273 shares issued and outstanding as of March 31, 2019	86	86
Additional paid-in capital	124,538	122,163
Accumulated deficit	(23,875)	(26,499)
Accumulated other comprehensive loss	(1,356)	(412)
Total stockholders’ equity attributable to Majesco stockholders	99,393	95,338
Non controlling interests in consolidated subsidiaries	—	1,233
Total Stockholders’ Equity	99,393	96,571
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$148,720	$149,348

412 Mt Kemble Avenue Suite 110C Morristown, NJ 07960 +1-973-461-5200 www.majesco.com

Majesco and Subsidiaries

Reconciliation of U.S. GAAP Net Income to EBITDA and Adjusted EBITDA

(Unaudited)

	Unaudited
	Three Months ended
(U.S. dollars, in thousands):	September 30, 2019	September 30, 2018
Net Income	$908	$2,677
Add:
Provision for income taxes	952	1,265
Depreciation and amortization	1,217	842
Interest expense	102	104
Less:
Interest income	(161)	(19)
Other income (expenses), net	(451)	(430)
EBITDA	$2,567	$4,439
Add:
Stock-based compensation	569	683
Less:
Reversal of accrual for contingent consideration liability	—	(835)
Adjusted EBITDA	3,136	4,287
Revenue	34,055	34,322
Adjusted EBITDA as a % of Revenue	9.21%	12.49%

	Unaudited
	Six Months ended
(U.S. dollars, in thousands):	September 30, 2019	September 30, 2018
Net Income	$2,190	$3,721
Add:
Provision for income taxes	2,333	2,060
Depreciation and amortization	2,443	1,889
Interest expense	191	228
Less:
Interest income	(350)	(25)
Other income (expenses), net	(440)	(611)
EBITDA	$6,367	$7,262
Add:
Stock-based compensation	1,498	1,358
Less:
Reversal of accrual for contingent consideration liability	—	(835)
Adjusted EBITDA	7,865	7,785
Revenue	71,359	68,297
Adjusted EBITDA as a % of Revenue	11.02%	11.40%